Exhibit 10.3

This Note (as defined below) and the rights and obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain Subordination and Intercreditor Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time pursuant to the terms thereof, the “Subordination Agreement”) dated as of September 30, 2025, by and among ORION ENERGY SYSTEMS, INC., a Wisconsin corporation, the other Loan Parties (as DEFINED in the Subordination Agreement) party thereto, FINAL FRONTIER, LLC, a Massachusetts limited liability company, as Subordinated Creditor, and BANK OF AMERICA, N.A., as senior Creditor, to the indebtedness (including interest) owed by the Loan Parties pursuant to certain Senior Debt Documents (as defined in the Subordination Agreement), and to indebtedness refinancing the indebtedness under such agreements as contemplated by the Subordination Agreement; and each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Subordination Agreement.

SENIOR SUBORDINATED NOTE

September 30, 2025

FOR VALUE RECEIVED, the undersigned, ORION ENERGY SYSTEMS, INC., a Wisconsin corporation (the “Borrower”), hereby promises to pay FINAL FRONTIER, LLC, a Massachusetts limited liability company (the “Lender”), at Final Frontier, LLC, P.O. Box 2086, Andover, Massachusetts 01810 (or at such other place as the holder may from time to time designate) the principal sum of the Loan (as defined in the Loan Agreement (as defined below)), together with interest, as provided herein.

This Senior Subordinated Note (this “Note”) is the “Note” referred to in the Senior Subordinated Loan Agreement, dated as of the date hereof, between the Borrower and the Lender (amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). Capitalized terms used in this Note are defined in the Loan Agreement, unless otherwise expressly stated herein. This Note is entitled to the benefits of the Loan Agreement and is subject to all of the agreements, terms and conditions contained therein, all of which are incorporated herein by this reference. Payment of this Note is subject to the agreements, terms and conditions contained in the Subordination Agreement. This Note may not be prepaid, in whole or in part, except in accordance with the terms and conditions set forth in the Loan Agreement

The outstanding principal balance of this Note and all interest accrued thereon shall be due and payable as provided in Section 2.l of the Loan Agreement.

The repayment of the Borrower’s obligations evidenced by this Note to the Lender shall be senior to, and have priority over, all of the Borrower’s other creditors, other than the Senior Lender.

If any Event of Default shall occur and is continuing, Lender may at any time (unless any such Event of Default shall have been cured or waived in accordance with the Loan Agreement) at Lender’s option, exercise any or all of the remedies described in the Loan Agreement. No course of dealing and no delay on the part of Lender in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice Lender’s rights, powers and remedies.

Borrower hereby waives presentment, notice, protest and all other notices in connection with the delivery, acceptance, performance and enforcement of this Note. No waiver of any right or amendment hereto shall be effective unless in writing and signed by Lender nor shall a waiver on one occasion be construed as a bar to or waiver of any such right on any future occasion. Without limiting the generality of the foregoing, the acceptance by Lender of any late payment shall not be deemed to be a waiver of the Event of Default arising as a consequence thereof.

THIS NOTE shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice of law provision or rule (whether of the State of Delaware or any other jurisdiction).

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IN WITNESS WHEREOF, Borrower, intending to be legally bound hereby, has duly executed this Note as of the day and year first written above.

ORION ENERGY SYSTEMS, INC., as Borrower

By: /s/ Per Brodin
Name: Per Brodin

Title: Chief Financial Officer

Signature Page to

Senior Subordinated Note